MFS(R) GOVERNMENT LIMITED MATURITY FUND

                      Supplement to the Current Prospectus

     On July 26, 2006, the Board of Trustees of MFS Government Limited Maturity Fund approved the proposed reorganization of MFS Government Limited Maturity Fund into the MFS Limited Maturity Fund, a series of MFS Series Trust IX, subject to approval by the shareholders of MFS Government Limited Maturity Fund at a meeting scheduled for November 8, 2006.

     Effective at the close of business on November 8, 2006, shares of the MFS Government Limited Maturity Fund will no longer be available for sale and exchanges into the MFS Government Limited Maturity Fund will no longer be permitted. If approved by the shareholders of MFS Government Limited Maturity Fund, this reorganization transaction is expected to close on or about November 20, 2006.

                The Date of this Supplement is October 12, 2006.